Bank Loan (Details) - USD ($)	6 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Disclosure Of Bank Loan Abstract
Funding entity sale, percentage	Siyata Mobile Israel (“SMI”) has a factoring agreement on its trade receivables, whereby invoices are fully assigned to a funding entity in return for 80%-85% of the total sale to be paid to SMI by the funding entity in advance. The remaining 15-20% is paid to SMI when the funding entity receives payment from the customers.
Bank loan	$ 37,000	$ 27,000